SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS
This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2008 (Nationwide Mutual Funds (the “Registrant”).
I, Joseph Finelli, the Principal Financial Officer of the Registrant, certify, to the best of my knowledge, that:
1.	the report on Form N-CSR fully complies with the requirements of Section 13(a) and Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) and § 78o(d)); and

2.	the information contained in the report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

July 1, 2008 Date

/s/ JOSEPH FINELLI
Joseph Finelli
Principal Financial Officer
Nationwide Mutual Funds
This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or the Commission’s staff upon request.

SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS
This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2008, of Nationwide Mutual Funds (the “Registrant”).
I, Stephen T. Grugeon, the Principal Executive Officer of the Registrant, certify, to the best of my knowledge, that:
1.	the report on Form N-CSR fully complies with the requirements of Section 13(a) and Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) and § 78o(d)); and

2.	the information contained in the report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

July 1, 2008
Date

/s/ STEPHEN T. GRUGEON
Stephen T. Grugeon
Principal Executive Officer
Nationwide Mutual Funds
This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or the Commission’s staff upon request.